Income Taxes - Schedule of Effective Income Tax Rate Reconciliation (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2021	Dec. 31, 2020	Dec. 31, 2019
Amount
Federal income taxes at statutory rate	$ 18,922	$ 0	$ 0
State tax expense, net of federal income tax benefit	549	0	0
Fair market value adjustment of warrants	(5,545)	0	0
Effect of flow-through entity	(13,615)	0	0
Provision for income taxes	$ 311	$ 0	$ 0
Percentage
Federal income taxes at statutory rate	21.00%	0.00%	0.00%
State tax expense, net of federal income tax benefit	0.61%	0.00%	0.00%
Fair market value adjustment of warrants	(6.16%)	0.00%	0.00%
Effect of flow-through entity	(15.11%)	0.00%	0.00%
Total	0.34%	0.00%	0.00%